EXHIBIT 10.3

RELEASE OF GUARANTOR

THIS RELEASE OF GUARANTOR (this “Agreement”) executed as of February 13, 2026, by and among WELLS FARGO BANK, N.A. (“Bank”); MDR LANCER, LLC, a Delaware limited liability company (the “Borrower”); MEDALIST DIVERSIFIED REIT, INC., a Maryland corporation (the “Released Guarantor”); and MEDALIST DIVERSIFIED HOLDINGS, L.P., a Delaware limited partnership (the “Replacement Guarantor”) recites and provides as follows:

RECITALS

WHEREAS, the Bank issued one or more extensions of credit (collectively, the “Loans”) to Borrower, as described in that certain Credit Agreement dated as of June 10, 2022, as modified and amended by that certain Amendment to Credit Agreement dated as of October 1, 2024, as further modified and amended by that certain Second Amendment to Credit Agreement dated as of April 28, 2025, as further modified and amended by that certain Third Amendment to Credit Agreement dated as of October 21, 2025, as further modified and amended by that certain Fourth Amendment to Credit Agreement of even date herewith (as the same may have been further amended, supplemented, extended, renewed, restated or replaced from time to time, “Credit Agreement”);

WHEREAS, the Released Guarantor executed (a) that certain Continuing Guaranty dated June 10, 2022, and (b) that certain Amended and Restated Continuing Guaranty dated October 1, 2024 (collectively, as the same may have been modified or amended, the “Released Guaranty”), pursuant to which the Released Guarantor guaranteed Borrower’s payment and performance obligations with respect to the Loans;

WHEREAS, contemporaneously herewith, the Replacement Guarantor has executed that certain Continuing Guaranty (the “Replacement Guaranty”) pursuant to which the Replacement Guarantor guaranteed Borrower’s payment and performance obligations with respect to the Loans;

WHEREAS, upon Borrower’s request, in consideration of the Replacement Guaranty, Bank has agreed to terminate and release the Released Guaranty pursuant to the terms hereof; and

WHEREAS, the undersigned parties intend to enter into certain additional understandings as more particularly expressed herein;

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.The Released Guaranty (including all modifications or amendments thereto, if any) is hereby terminated effective as of the date hereof, in all respects, and are and shall be of no further force or effect.

2.Bank hereby releases, discharges, quitclaims and forever waives all rights, title and interest which it has in, under and to the Released Guaranty or against Released Guarantor with respect to Released Guarantor’s obligations under the Released Guaranty.

3.For the avoidance of doubt, each and every instance of the term(s) “Guarantor” or “guarantor” as used in the Credit Agreement or in any other loan document executed in connection with the Loans are hereby modified and amended to mean only the Replacement Guarantor and shall specifically exclude the Released Guarantor.

4.The Replacement Guarantor joins in the execution of this Agreement as evidence of its consent to the terms hereof.  The Replacement Guarantor hereby ratifies and reaffirms all of its obligations and undertakings under its Replacement Guaranty.

5.This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Agreement.  Any signature delivered by facsimile or other electronic transmission will be deemed to be an original signature to this Agreement.

6.This Agreement constitutes the entire agreement between the parties relative to the transactions contemplated hereby, and may not be modified, supplemented, discharged or rescinded except by an instrument in writing executed by the parties.  This Agreement shall be governed by the laws of the Commonwealth of Virginia.

7.This Agreement shall be binding up and inure to the benefit of each party hereto and its or any subsequent heirs, successors, transferees, and assigns.

[SIGNATURE PAGES FOLLOW]

RELEASE OF GUARANTOR

[SIGNATURE PAGE]

WITNESS the following signatures and seals:

BORROWER:

MDR LANCER, LLC,

a Delaware limited liability company

By: Medalist Diversified Holdings, L.P.,

a Delaware limited partnership,

Sole Member

By: Medalist Diversified REIT, Inc.,

a Delaware corporation,

General Partner

By:	/s/ C. Brent Winn, Jr.	(SEAL)

C. Brent Winn, Jr. Chief Financial Officer

RELEASE OF GUARANTOR

[SIGNATURE PAGE]

WITNESS the following signatures and seals:

RELEASED GUARANTOR:

MEDALIST DIVERSIFIED REIT, INC.,

a Maryland corporation

By:	/s/ C. Brent Winn, Jr.	(SEAL)

C. Brent Winn, Jr., Chief Financial Officer

REPLACEMENT GUARANTOR:

MEDALIST DIVERSIFIED HOLDINGS, L.P.,

a Delaware limited partnership

By: Medalist Diversified REIT, Inc.,

a Delaware corporation, General Partner

By:	/s/ C. Brent Winn, Jr.	(SEAL)

C. Brent Winn, Jr., Chief Financial Officer

RELEASE OF GUARANTOR

[SIGNATURE PAGE]

WITNESS the following signature and seal:

BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Daniel Duval	(SEAL)